UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2016

THE MARYJANE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	98-1039235
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

910 16th Street, Suite 412, Denver, CO 80202	(303) 835-8603
(Address of principal executive offices)	(Registrant’s Telephone Number)

N/A

(Former Name and Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 – ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 10, 2016, The MaryJane Group, Inc. (the “Company”) entered into a Lease and Service Agreement (the "Agreement") with Collins Ranch, LLC, a Colorado limited liability company (the “Landlord”), to lease the Aspen Canyon Ranch in Parshall, Colorado from July 1 to July 12, 2016 and July 19 to September 30, 2016 for a total of 85 dates. The total rent to be paid to the landlord is $215,628, of which $25,000 has been paid to date. Pursuant to the Agreement, the Landlord will provide all necessary accommodations and services for up to 56 guests at a time, including, but not limited to: check in/out services, linens, housekeeping, daily breakfast services and other typical guest ranch services. The Company intends on operating Camp Bud+Breakfast at Aspen Canyon Ranch during the aforementioned dates.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On March 10, 2016, the Company's Board of Directors and shareholders owning a majority of the outstanding shares of the Company, approved an increase in its authorized shares of common stock. The Company filed a Certificate of Amendment to Certificate of Incorporation with the Nevada Secretary of State to increase its authorized shares of common stock from 5,000,000,000 to 15,000,000,000 shares, $0.001 par value per share.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

No.	Date	Document
10.01	March 10, 2016	Certificate of Amendment to Certificate of Incorporation of The MaryJane Group, Inc.*
10.02	March 11, 2016	The Company's Press release entitled "America's First Cannabis Resort Opens in Colorado"*
10.03	March 10, 2016	Lease and Service Agreement between the Company and Collins Ranch, LLC*

____________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2016	The MaryJane Group, Inc.

	By:	/s/ Joel C. Schneider
Joel C. Schneider Chief Executive Officer